================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 24, 2006


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-12295             76-0513049
 (State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                       77002
  (Address of principal executive offices)                   (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




================================================================================

Item 1.01.  Entry into a Material Definitive Agreement.

     On March 24, 2006, Genesis Energy, L.P. ("Genesis") entered into a definitive agreement with Magna Carta Group, LLC to purchase a 50% partnership interest in Sandhill Group, LLC ("Sandhill"). The purchase price is $5.0 million, plus earnout provisions such that additional payments of up to $2.0 million would be paid if Sandhill achieves targeted performance levels during the seven years between 2006 and 2012 inclusive. The acquisition, if concluded, will be financed with a combination of cash obtained in our public offering of common units in December 2005 and borrowings under our revolving credit facility.

     Sandhill owns a carbon dioxide processing facility located in Brandon, Mississippi. The facility processes carbon dioxide to food grade level for sale to the food processing industry. Genesis currently supplies all of the carbon dioxide processed at the facility, pursuant to the carbon dioxide sales contract assigned to Genesis with the volumetric production payment acquired in October 2005 from Denbury Resources Inc., the general partner of Genesis.

     GELP issued the attached press release dated October 12, 2005, as set forth in Exhibit 99.1 attached hereto.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            99.1     Copy of Genesis Energy, L.P.'s press release dated
                       March 24, 2006.
            99.2     Purchase and Sale  Agreement for  Membership  Interest in
                       Sandhill Group, L.L.C. between The Magna Carta Group, L.L.C. and Genesis Crude Oil, L.P.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              GENESIS ENERGY, L.P.
                              (A Delaware Limited Partnership)

                          By: GENESIS ENERGY, INC., as
                               General Partner


Date:  March 27, 2006     By:     /s/  ROSS A. BENAVIDES
                              -----------------------------------------
                                Ross A. Benavides
                                Chief Financial Officer